Supplemental Information 2nd Quarter 2026 Exhibit 99.2

2 Overview 3 Segment Overview 6 Senior Housing 7 General and Administrative ("G&A") Expense 12 Capital Expenditures 13 Cash Facility Lease Payments 14 Capital Structure 15 Definitions 16 Appendix: Non-GAAP Financial Measures 18 Table of Contents

Overview

($ in 000s, except RevPAR and RevPOR)	2025 1Q	2025 2Q	2025 3Q	2025 4Q	2025 Full Year	2026 1Q	2026 2Q	2Q26 vs 2Q25 Better B (Worse) (W)	YTD 2Q26 vs YTD 2Q25 B(W)
RevPAR	$ 5,090	$ 5,080	$ 5,158	$ 5,219	$ 5,134	$ 5,506	$ 5,497	8.2%	8.2%
Weighted average occupancy	79.3%	80.1%	81.8%	82.5%	80.9%	82.1%	82.4%	230 bps	260 bps
RevPOR	$ 6,416	$ 6,343	$ 6,307	$ 6,324	$ 6,347	$ 6,705	$ 6,670	5.2%	4.8%
Total Average Units	50,840	50,812	50,012	45,526	49,297	43,637	42,820	(15.7)%	(14.9)%
Resident fees	$ 777,454	$ 775,614	$ 775,140	$ 714,504	$ 3,042,712	$ 722,456	$ 708,482	(8.7)%	(7.9)%
Net income (loss)	$ (64,993)	$ (43,039)	$ (114,738)	$ (39,976)	$ (262,746)	$ (6,904)	$ 23,257	NM	NM
Net cash provided by operating activities	$ 23,402	$ 83,564	$ 76,525	$ 34,539	$ 218,030	$ 20,887	$ 91,915	10.0%	5.5%
Adjusted EBITDA	$ 124,139	$ 117,050	$ 111,071	$ 105,559	$ 457,819	$ 131,052	$ 122,062	4.3%	4.9%
Adjusted Free Cash Flow	$ 3,780	$ 19,908	$ 21,794	$ (22,659)	$ 22,823	$ (12,225)	$ 38,205	91.9%	9.7%

As of June 30, 2026

Consolidated: 535



Leased
176
541
communities
Owned
359
Managed
6

Consolidated: 42,750



Leased
10,456
43,320
units
Owned
32,294
Managed
570

2Q 2026 weighted average occupancy (consolidated communities)

Occupancy Band	Community Count	% of Period End Communities
Greater than 95%	99	18%
90% > 95%	68	13%
85% > 90%	79	15%
80% > 85%	78	14%
75% > 80%	80	15%
70% > 75%	46	9%
Less than 70%	85	16%
Total	535	100%

Important Note Regarding Non-GAAP Financial Measures

- Adjusted EBITDA and Adjusted Free Cash Flow are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

3

Adjusted EBITDA and Adjusted Free Cash Flow

BROOKDALE SENIOR LIVING

	2025					2026		2Q26 vs 2Q25	YTD 2Q26 vs YTD 2Q25
($ in 000s)	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	B(W)	B(W)
Resident fees	$ 777,454	$ 775,614	$ 775,140	$ 714,504	$3,042,712	$ 722,456	$ 708,482	(8.7)%	(7.9)%
Management fees	2,620	2,623	2,698	2,912	10,853	5,373	742	(71.7)%	16.6%
Facility operating expense	(556,987)	(562,317)	(566,985)	(529,727)	(2,216,016)	(511,470)	(503,455)	10.5%	9.3%
Combined Segment Operating Income	223,087	215,920	210,853	187,689	837,549	216,359	205,769	(4.7)%	(3.8)%
General and administrative expense (1)	(42,221)	(41,371)	(43,104)	(38,422)	(165,118)	(40,606)	(38,896)	6.0%	4.9%
Cash facility operating lease payments (see page 14)	(56,727)	(57,499)	(56,678)	(43,708)	(214,612)	(44,701)	(44,811)	22.1%	21.6%
Adjusted EBITDA	**124,139**	**117,050**	**111,071**	**105,559**	**457,819**	**131,052**	**122,062**	**4.3%**	**4.9%**
Transaction, Legal, and Organizational Restructuring Costs (2)	(1,674)	(10,513)	(5,129)	(770)	(18,086)	(771)	(4,515)	57.1%	56.6%
Interest expense, net (see page 14)	(56,611)	(56,479)	(56,833)	(56,032)	(225,955)	(54,257)	(53,922)	4.5%	4.3%
Payment of financing lease obligations	(289)	(297)	(304)	(305)	(1,195)	(296)	(302)	(1.7)%	(2.0)%
Changes in working capital (3)	(21,535)	17,378	11,769	(29,137)	(21,525)	(39,132)	12,887	(25.8)%	NM
Non-Development Capital Expenditures, net (4)	(41,127)	(48,814)	(38,441)	(42,318)	(170,700)	(48,380)	(37,958)	22.2%	4.0%
Property and casualty insurance proceeds	1,415	2,072	204	184	3,875	140	667	(67.8)%	(76.9)%
Other	(538)	(489)	(543)	160	(1,410)	(581)	(714)	(46.0)%	(26.1)%
Adjusted Free Cash Flow	**$ 3,780**	**$ 19,908**	**$ 21,794**	**$(22,659)**	**$ 22,823**	**$(12,225)**	**$ 38,205**	**91.9%**	**9.7%**

(1) Excludes non-cash stock-based compensation expense and Transaction, Legal, and Organizational Restructuring Costs, see page 12.
(2) Transaction, Legal, and Organizational Restructuring Costs includes transaction costs for stockholder relations advisory matters of $8.0 million and organizational restructuring costs of $9.3 million for the full year 2025.
(3) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases.
(4) Amounts are presented net of lessor reimbursements, see page 13.

4

Adjusted EBITDA and Adjusted Free Cash Flow Distribution

BROOKDALE SENIOR LIVING

($ in 000s)	2Q26 Total	2Q26 Senior Housing Owned Portfolio	2Q26 Senior Housing Leased Portfolio	2Q26 Corporate and All Other	YTD 2Q26 Total	YTD 2Q26 Senior Housing Owned Portfolio	YTD 2Q26 Senior Housing Leased Portfolio	YTD 2Q26 Corporate and All Other
Resident fees [1]	$ 708,482	$ 512,114	$ 196,368	$ —	$ 1,430,938	$ 1,037,241	$ 393,697	$ —
Management fees	742	—	—	742	6,115	—	—	6,115
Facility operating expense	(503,455)	(371,653)	(131,802)	—	(1,014,925)	(751,352)	(263,573)	—
Combined Segment Operating Income	205,769	140,461	64,566	742	422,128	285,889	130,124	6,115
Combined segment operating margin	*29.0%*	*27.4%*	*32.9%*	*100.0%*	*29.4%*	*27.6%*	*33.1%*	*100.0%*
General and administrative expense [2]	(38,896)	(27,628)	(10,594)	(674)	(79,502)	(54,968)	(20,867)	(3,667)
Cash facility operating lease payments	(44,811)	—	(44,476)	(335)	(89,512)	—	(88,841)	(671)
Adjusted EBITDA	**122,062**	**112,833**	**9,496**	**(267)**	**253,114**	**230,921**	**20,416**	**1,777**
Transaction, Legal, and Organizational Restructuring Costs	(4,515)	—	—	(4,515)	(5,286)	—	—	(5,286)
Interest expense, net	(53,922)	(56,112)	(1,467)	3,657	(108,179)	(111,782)	(2,940)	6,543
Payment of financing lease obligations	(302)	—	(94)	(208)	(598)	—	(185)	(413)
Changes in working capital [3]	12,887	—	—	12,887	(26,245)	—	—	(26,245)
Non-Development Capital Expenditures, net [4]	(37,958)	(27,119)	(3,894)	(6,945)	(86,338)	(58,111)	(12,966)	(15,261)
Property and casualty insurance proceeds	667	—	—	667	807	—	—	807
Other	(714)	—	—	(714)	(1,295)	—	—	(1,295)
Adjusted Free Cash Flow	**$ 38,205**	**$ 29,602**	**$ 4,041**	**$ 4,562**	**$ 25,980**	**$ 61,028**	**$ 4,325**	**$ (39,373)**

(1) Resident fee revenue excluded from definitions of RevPAR and RevPOR is $2.3 million and $4.0 million, for the second quarter of 2026 and the first half of 2026, respectively.
(2) Excludes non-cash stock-based compensation expense and Transaction, Legal, and Organizational Restructuring Costs, see page 12.
(3) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases.
(4) Amounts are presented net of lessor reimbursements of $9.5 million and $14.3 million, for the second quarter of 2026 and the first half of 2026, respectively.

5

Segment Overview

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2025 1Q	2025 2Q	2025 3Q	2025 4Q	2025 Full Year	2026 1Q	2026 2Q	2Q26 vs 2Q25 B(W)	YTD 2Q26 vs YTD 2Q25 B(W)
Total Senior Housing and All Other									
Revenue [1]	$ 780,074	$ 778,237	$ 777,838	$ 717,416	$ 3,053,565	$ 727,829	$ 709,224	(8.9)%	(7.8)%
Combined Segment Operating Income	$ 223,087	$ 215,920	$ 210,853	$ 187,689	$ 837,549	$ 216,359	$ 205,769	(4.7)%	(3.8)%
Combined segment operating margin	*28.6%*	*27.7%*	*27.1%*	*26.2%*	*27.4%*	*29.7%*	*29.0%*	*130 bps*	*120 bps*
Senior Housing Segments (see page 7)									
Revenue	$ 777,454	$ 775,614	$ 775,140	$ 714,504	$ 3,042,712	$ 722,456	$ 708,482	(8.7)%	(7.9)%
Senior Housing Operating Income	$ 220,467	$ 213,297	$ 208,155	$ 184,777	$ 826,696	$ 210,986	$ 205,027	(3.9)%	(4.1)%
Operating margin	*28.4%*	*27.5%*	*26.9%*	*25.9%*	*27.2%*	*29.2%*	*28.9%*	*140 bps*	*120 bps*
Number of communities (period end)	619	617	593	548	548	539	535	(13.3)%	(13.3)%
Total Average Units	50,840	50,812	50,012	45,526	49,297	43,637	42,820	(15.7)%	(14.9)%
RevPAR	$ 5,090	$ 5,080	$ 5,158	$ 5,219	$ 5,134	$ 5,506	$ 5,497	8.2%	8.2%
Weighted average occupancy	79.3%	80.1%	81.8%	82.5%	80.9%	82.1%	82.4%	230 bps	260 bps
RevPOR	$ 6,416	$ 6,343	$ 6,307	$ 6,324	$ 6,347	$ 6,705	$ 6,670	5.2%	4.8%
All Other									
All Other Segment Operating Income (comprised solely of management fees)	$ 2,620	$ 2,623	$ 2,698	$ 2,912	$ 10,853	$ 5,373	$ 742	(71.7)%	16.6%
Resident fee revenue under management [2]	$ 53,560	$ 53,264	$ 54,635	$ 52,701	$ 214,160	$ 57,522	$ 12,500	(76.5)%	(34.5)%

(1) Excludes reimbursed costs on behalf of managed communities.
(2) Not included in consolidated reported amounts.

6

Senior Housing Segments

($ in 000s, except RevPAR and RevPOR)	2025 1Q	2025 2Q	2025 3Q	2025 4Q	2025 Full Year	2026 1Q	2026 2Q	2Q26 vs 2Q25 B(W)	YTD 2Q26 vs YTD 2Q25 B(W)
Independent Living									
Revenue	$ 157,117	$ 158,135	$ 156,996	$ 121,565	$ 593,813	$ 120,330	$ 119,786	(24.3)%	(23.8)%
Segment Operating Income	$ 54,232	$ 53,598	$ 51,503	$ 38,213	$ 197,546	$ 43,212	$ 41,828	(22.0)%	(21.1)%
Segment operating margin	*34.5%*	*33.9%*	*32.8%*	*31.4%*	*33.3%*	*35.9%*	*34.9%*	*100 bps*	*120 bps*
Number of communities (period end)	68	68	66	53	53	53	54	(20.6)%	(20.6)%
Total Average Units	12,582	12,584	12,337	9,754	11,814	9,138	9,138	(27.4)%	(27.4)%
RevPAR	$ 4,162	$ 4,189	$ 4,242	$ 4,154	$ 4,189	$ 4,389	$ 4,370	4.3%	4.9%
Weighted average occupancy	81.2%	82.0%	83.8%	84.5%	82.8%	84.1%	84.2%	220 bps	260 bps
RevPOR	$ 5,127	$ 5,109	$ 5,063	$ 4,917	$ 5,061	$ 5,217	$ 5,190	1.6%	1.7%
Assisted Living and Memory Care									
Revenue	$ 533,379	$ 531,318	$ 531,941	$ 506,665	$ 2,103,303	$ 523,188	$ 516,589	(2.8)%	(2.3)%
Segment Operating Income	$ 149,553	$ 142,707	$ 140,685	$ 130,465	$ 563,410	$ 150,316	$ 145,776	2.2%	1.3%
Segment operating margin	*28.0%*	*26.9%*	*26.4%*	*25.7%*	*26.8%*	*28.7%*	*28.2%*	*130 bps*	*100 bps*
Number of communities (period end)	534	532	510	480	480	472	468	(12.0)%	(12.0)%
Total Average Units	33,524	33,494	32,941	31,043	32,750	30,415	30,041	(10.3)%	(9.8)%
RevPAR	$ 5,292	$ 5,276	$ 5,370	$ 5,422	$ 5,338	$ 5,716	$ 5,706	8.2%	8.1%
Weighted average occupancy	78.7%	79.6%	81.4%	82.4%	80.5%	81.5%	81.8%	220 bps	250 bps
RevPOR	$ 6,720	$ 6,627	$ 6,595	$ 6,583	$ 6,632	$ 7,011	$ 6,975	5.3%	4.8%
CCRCs									
Revenue	$ 86,958	$ 86,161	$ 86,203	$ 86,274	$ 345,596	$ 78,938	$ 72,107	(16.3)%	(12.8)%
Segment Operating Income	$ 16,682	$ 16,992	$ 15,967	$ 16,099	$ 65,740	$ 17,458	$ 17,423	2.5%	3.6%
Segment operating margin	*19.2%*	*19.7%*	*18.5%*	*18.7%*	*19.0%*	*22.1%*	*24.2%*	*450 bps*	*360 bps*
Number of communities (period end)	17	17	17	15	15	14	13	(23.5)%	(23.5)%
Total Average Units	4,734	4,734	4,734	4,729	4,733	4,084	3,641	(23.1)%	(18.4)%
RevPAR	$ 6,123	$ 6,067	$ 6,070	$ 6,081	$ 6,085	$ 6,443	$ 6,601	8.8%	6.9%
Weighted average occupancy	78.5%	78.5%	79.2%	79.6%	78.9%	82.0%	82.9%	440 bps	390 bps
RevPOR	$ 7,798	$ 7,729	$ 7,669	$ 7,644	$ 7,709	$ 7,859	$ 7,959	3.0%	1.8%

7

Senior Housing: Same Community (1)

($ in 000s, except RevPAR and RevPOR)	2025 1Q	2025 2Q	2025 3Q	2025 4Q	2025 Full Year	2026 1Q	2026 2Q	2Q26 vs 2Q25 B(W)	YTD 2Q26 vs YTD 2Q25 B(W)
Revenue	$ 654,441	$ 652,596	$ 657,848	$ 656,381	$ 2,621,266	$ 690,616	$ 688,720	5.5%	5.5%
Community Labor Expense	(293,048)	(300,578)	(305,927)	(310,563)	(1,210,116)	(307,903)	(311,389)	(3.6)%	(4.3)%
% of revenue	*44.8%*	*46.1%*	*46.5%*	*47.3%*	*46.2%*	*44.6%*	*45.2%*	*90 bps*	*50 bps*
Other facility operating expense	(160,819)	(159,399)	(163,435)	(163,812)	(647,465)	(172,901)	(173,852)	(9.1)%	(8.3)%
% of revenue	*24.6%*	*24.4%*	*24.8%*	*25.0%*	*24.7%*	*25.0%*	*25.3%*	*(90) bps*	*(60) bps*
Facility operating expense (2)	(453,867)	(459,977)	(469,362)	(474,375)	(1,857,581)	(480,804)	(485,241)	(5.5)%	(5.7)%
Same Community Operating Income	**$200,574**	**$192,619**	**$188,486**	**$182,006**	**$ 763,685**	**$209,812**	**$203,479**	**5.6%**	**5.1%**
Same Community operating margin	*30.6%*	*29.5%*	*28.7%*	*27.7%*	*29.1%*	*30.4%*	*29.5%*	*0 bps*	*(10) bps*
Total Average Units	41,236	41,237	41,239	41,239	41,238	41,237	41,238	—%	—%
RevPAR	$ 5,290	$ 5,275	$ 5,317	$ 5,306	$ 5,297	$ 5,582	$ 5,567	5.5%	5.5%
Weighted average occupancy	81.1%	81.8%	83.1%	83.6%	82.4%	82.8%	82.9%	*110 bps*	*140 bps*
RevPOR	$ 6,526	$ 6,452	$ 6,396	$ 6,348	$ 6,429	$ 6,745	$ 6,714	4.1%	3.7%

Same Community RevPAR / Weighted Average Occupancy



RevPAR
Weighted Average Occupancy
81.1%
81.8%
83.1%
83.6%
82.8%
82.9%
$5,290
$5,275
$5,317
$5,306
$5,582
$5,567
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026
2Q 2026

(1) Same Community portfolio reflects 515 communities which represents 96.3% of the Company's total consolidated communities.
(2) Excludes natural disaster expense, consisting primarily of remediation of storm damage, net of related insurance recoveries, of $1.1 million for the full year 2025.

8

Senior Housing Segments: Same Community (1)

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2025 1Q	2025 2Q	2025 3Q	2025 4Q	2025 Full Year	2026 1Q	2026 2Q	2Q26 vs 2Q25 B(W)	YTD 2Q26 vs YTD 2Q25 B(W)
Independent Living									
Revenue	$ 110,644	$ 111,381	$ 112,163	$ 112,184	$ 446,372	$ 118,706	$ 118,071	6.0%	6.6%
Community Labor Expense	(40,116)	(41,588)	(42,243)	(42,961)	(166,908)	(42,745)	(43,525)	(4.7)%	(5.6)%
Other facility operating expense	(31,514)	(31,452)	(32,368)	(32,499)	(127,833)	(33,418)	(33,833)	(7.6)%	(6.8)%
Facility operating expense	(71,630)	(73,040)	(74,611)	(75,460)	(294,741)	(76,163)	(77,358)	(5.9)%	(6.1)%
Same Community Operating Income	$ 39,014	$ 38,341	$ 37,552	$ 36,724	$ 151,631	$ 42,543	$ 40,713	6.2%	7.6%
Same Community operating margin	*35.3%*	*34.4%*	*33.5%*	*32.7%*	*34.0%*	*35.8%*	*34.5%*	*10 bps*	*40 bps*
Total Average Units	8,940	8,940	8,940	8,940	8,940	8,941	8,941	—%	—%
RevPAR	$ 4,125	$ 4,153	$ 4,182	$ 4,183	$ 4,161	$ 4,426	$ 4,402	6.0%	6.6%
Weighted average occupancy	82.8%	83.5%	84.8%	85.1%	84.1%	84.4%	84.4%	90 bps	120 bps
RevPOR	$ 4,984	$ 4,972	$ 4,930	$ 4,915	$ 4,950	$ 5,242	$ 5,218	4.9%	5.1%
Assisted Living and Memory Care									
Revenue	$ 476,069	$ 474,134	$ 479,151	$ 477,125	$ 1,906,479	$ 501,526	$ 499,754	5.4%	5.4%
Community Labor Expense	(218,365)	(224,328)	(228,578)	(232,910)	(904,181)	(229,954)	(232,657)	(3.7)%	(4.5)%
Other facility operating expense	(111,540)	(110,924)	(113,824)	(113,366)	(449,654)	(121,323)	(121,910)	(9.9)%	(9.3)%
Facility operating expense	(329,905)	(335,252)	(342,402)	(346,276)	(1,353,835)	(351,277)	(354,567)	(5.8)%	(6.1)%
Same Community Operating Income	$ 146,164	$ 138,882	$ 136,749	$ 130,849	$ 552,644	$ 150,249	$ 145,187	4.5%	3.6%
Same Community operating margin	*30.7%*	*29.3%*	*28.5%*	*27.4%*	*29.0%*	*30.0%*	*29.1%*	*(20) bps*	*(50) bps*
Total Average Units	28,686	28,687	28,689	28,689	28,688	28,686	28,687	—%	—%
RevPAR	$ 5,532	$ 5,509	$ 5,567	$ 5,544	$ 5,538	$ 5,828	$ 5,807	5.4%	5.4%
Weighted average occupancy	80.6%	81.3%	82.8%	83.3%	82.0%	82.2%	82.5%	120 bps	150 bps
RevPOR	$ 6,866	$ 6,775	$ 6,720	$ 6,654	$ 6,752	$ 7,086	$ 7,042	3.9%	3.6%
CCRCs									
Revenue	$ 67,728	$ 67,081	$ 66,534	$ 67,072	$ 268,415	$ 70,384	$ 70,895	5.7%	4.8%
Community Labor Expense	(34,567)	(34,662)	(35,106)	(34,692)	(139,027)	(35,204)	(35,207)	(1.6)%	(1.7)%
Other facility operating expense	(17,765)	(17,023)	(17,243)	(17,947)	(69,978)	(18,160)	(18,109)	(6.4)%	(4.3)%
Facility operating expense	(52,332)	(51,685)	(52,349)	(52,639)	(209,005)	(53,364)	(53,316)	(3.2)%	(2.6)%
Same Community Operating Income	$ 15,396	$ 15,396	$ 14,185	$ 14,433	$ 59,410	$ 17,020	$ 17,579	14.2%	12.4%
Same Community operating margin	*22.7%*	*23.0%*	*21.3%*	*21.5%*	*22.1%*	*24.2%*	*24.8%*	*180 bps*	*170 bps*
Total Average Units	3,610	3,610	3,610	3,610	3,610	3,610	3,610	—%	—%
RevPAR	$ 6,254	$ 6,194	$ 6,143	$ 6,193	$ 6,196	$ 6,499	$ 6,546	5.7%	4.8%
Weighted average occupancy	80.7%	80.8%	81.2%	81.9%	81.2%	82.8%	82.9%	210 bps	210 bps
RevPOR	$ 7,745	$ 7,661	$ 7,562	$ 7,559	$ 7,631	$ 7,848	$ 7,895	3.1%	2.2%

(1) Same Community portfolio reflects 52 Independent Living communities, 450 Assisted Living and Memory Care communities, and 13 CCRCs.

9

Senior Housing Owned Portfolio(1)

($ in 000s, except RevPAR and RevPOR)	2025 1Q	2025 2Q	2025 3Q	2025 4Q	2025 Full Year	2026 1Q	2026 2Q	2Q26 vs 2Q25 B(W)	YTD 2Q26 vs YTD 2Q25 B(W)
Revenue	$ 503,870	$ 503,611	$ 508,502	$ 506,615	$ 2,022,598	$ 525,127	$ 512,114	1.7%	3.0%
Facility operating expense	(368,894)	(371,718)	(379,016)	(380,076)	(1,499,704)	(379,699)	(371,653)	—%	(1.5)%
Owned Portfolio Operating Income	**$134,976**	**$131,893**	**$129,486**	**$126,539**	**$ 522,894**	**$145,428**	**$140,461**	**6.5%**	**7.1%**
Owned Portfolio operating margin	*26.8%*	*26.2%*	*25.5%*	*25.0%*	*25.9%*	*27.7%*	*27.4%*	*120 bps*	*110 bps*
Additional Information									
Interest expense: debt	$ (54,659)	$ (57,648)	$ (58,089)	$ (57,144)	$ (227,540)	$ (55,670)	$ (56,112)	2.7%	0.5%
Community level capital expenditures, net (see page 13)	$ (26,803)	$ (32,810)	$ (29,266)	$ (36,220)	$ (125,099)	$ (30,992)	$ (27,119)	17.3%	2.5%
Number of communities (period end)	383	382	372	370	370	363	359	(6.0)%	(6.0)%
Total Average Units	33,768	33,764	33,635	33,440	33,651	33,080	32,364	(4.1)%	(3.1)%
RevPAR	$ 4,962	$ 4,960	$ 5,027	$ 5,033	$ 4,995	$ 5,275	$ 5,250	5.8%	6.1%
Weighted average occupancy	78.9%	80.0%	81.7%	82.3%	80.7%	81.7%	81.9%	190 bps	240 bps
RevPOR	$ 6,288	$ 6,202	$ 6,156	$ 6,115	$ 6,189	$ 6,458	$ 6,410	3.4%	3.0%

Interest Coverage for the twelve months ended June 30, 2026	1.9x
Net Debt as of June 30, 2026 (see page 15)	$3,897,210

(1) In February 2025, the Company acquired 30 previously leased communities. The results of operations of the previously leased communities are included within the Senior Housing Owned Portfolio beginning with the full first quarter of 2025.

10

Senior Housing Leased Portfolio(1)

BROOKDALE SENIOR LIVING

	2025(2)					2026		2Q26 vs 2Q25	YTD 2Q26 vs YTD 2Q25
($ in 000s, except RevPAR and RevPOR)	**1Q**	**2Q**	**3Q**	**4Q**	**Full Year**	**1Q**	**2Q**	***B(W)***	***B(W)***
Revenue	$ 273,584	$ 272,003	$ 266,638	$ 207,889	$ 1,020,114	$ 197,329	$ 196,368	(27.8)%	(27.8)%
Facility operating expense	(188,093)	(190,599)	(187,969)	(149,651)	(716,312)	(131,771)	(131,802)	30.8%	30.4%
Leased Portfolio Operating Income	**$ 85,491**	**$ 81,404**	**$ 78,669**	**$ 58,238**	**$ 303,802**	**$ 65,558**	**$ 64,566**	**(20.7)%**	**(22.0)%**
Leased Portfolio operating margin	*31.2%*	*29.9%*	*29.5%*	*28.0%*	*29.8%*	*33.2%*	*32.9%*	*300 bps*	*250 bps*
Additional Information									
Cash facility lease payments on leased portfolio (see page 14)	$ (58,244)	$ (58,987)	$ (57,898)	$ (44,932)	$ (220,061)	$ (45,929)	$ (46,037)	22.0%	21.6%
Community level capital expenditures, net (see page 13)	$ (9,783)	$ (6,822)	$ (4,165)	$ 1,534	$ (19,236)	$ (9,072)	$ (3,894)	42.9%	21.9%
Number of communities (period end)	236	235	221	178	178	176	176	(25.1)%	(25.1)%
Total Average Units	17,072	17,048	16,377	12,086	15,646	10,557	10,456	(38.7)%	(38.4)%
RevPAR	$ 5,342	$ 5,318	$ 5,427	$ 5,734	$ 5,433	$ 6,231	$ 6,260	17.7%	17.2%
Weighted average occupancy	80.2%	80.3%	82.0%	83.1%	81.3%	83.5%	84.0%	370 bps	350 bps
RevPOR	$ 6,664	$ 6,621	$ 6,615	$ 6,896	$ 6,686	$ 7,463	$ 7,455	12.6%	12.3%

Lease Coverage for the six months ended June 30, 2026	1.18x
Operating and financing lease obligations as of June 30, 2026 (see page 19)	$1,165,263

Facility Lease Maturity Information (Leased Portfolio as of June 30, 2026)

Initial Lease Maturities	**Community Count**	**Total Units**	**Lease Payments (3)**
2026	—	—	$ —
2027	—	—	$ —
2028	1	116	$ 1,309
2029(4)	17	735	$ 5,151
2030	—	—	$ —
Thereafter	158	9,605	$ 85,225
Total	176	10,456	$ 91,685

(1) During the six months ended December 31, 2025, the Company completed terminations of leases on 57 communities (6,294 units).
(2) In February 2025, the Company acquired 30 previously leased communities. The results of operations of the previously leased communities are excluded from the Senior Housing Leased Portfolio beginning with the full first quarter of 2025.
(3) Cash facility lease payments for the six months ended June 30, 2026.
(4) The Company entered into an agreement to acquire 17 leased communities (735 units) that have an initial lease maturity in 2029.

11

G&A Expense

BROOKDALE SENIOR LIVING

Consolidated, unless otherwise noted	2025					2026		2Q26 vs 2Q25	YTD 2Q26 vs YTD 2Q25
($ in 000s)	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	*B(W)*	*B(W)*
G&A expense allocations [1]									
Senior Housing Owned Portfolio allocation	$ 25,599	$ 25,136	$ 26,415	$ 25,372	$ 102,522	$ 27,340	$ 27,628	(9.9)%	(8.3)%
Senior Housing Leased Portfolio allocation	13,899	13,576	13,851	10,411	51,737	10,273	10,594	22.0%	24.1%
All Other allocation	2,723	2,659	2,838	2,639	10,859	2,993	674	74.7%	31.9%
Subtotal G&A expense allocations	42,221	41,371	43,104	38,422	165,118	40,606	38,896	6.0%	4.9%
Non-cash stock-based compensation expense	3,979	3,089	2,633	2,236	11,937	3,680	3,721	(20.5)%	(4.7)%
Transaction, Legal, and Organizational Restructuring Costs (see page 4)	1,674	10,513	5,129	770	18,086	771	4,515	57.1%	56.6%
General and administrative expense	**$ 47,874**	**$ 54,973**	**$ 50,866**	**$ 41,428**	**$ 195,141**	**$ 45,057**	**$ 47,132**	**14.3%**	**10.4%**

	2025					2026		2Q26 vs 2Q25	YTD 2Q26 vs YTD 2Q25
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	*B(W)*	*B(W)*
Resident fee revenue	$ 777,454	$ 775,614	$ 775,140	$ 714,504	$3,042,712	$ 722,456	$ 708,482	(8.7)%	(7.9)%
Resident fee revenue under management [2]	53,560	53,264	54,635	52,701	214,160	57,522	12,500	(76.5)%	(34.5)%
Total (consolidated and under management)	$ 831,014	$ 828,878	$ 829,775	$ 767,205	$3,256,872	$ 779,978	$ 720,982	(13.0)%	(9.6)%
G&A Expense as a Percentage of Resident Fee Revenue (Consolidated and Under Management)									
G&A expense (excluding non-cash stock-based compensation expense and Transaction, Legal, and Organizational Restructuring Costs)	*5.1%*	*5.0%*	*5.2%*	*5.0%*	*5.1%*	*5.2%*	*5.4%*	(40) bps	(30) bps
G&A expense (including non-cash stock-based compensation expense and Transaction, Legal, and Organizational Restructuring Costs)	*5.8%*	*6.6%*	*6.1%*	*5.4%*	*6.0%*	*5.8%*	*6.5%*	10 bps	10 bps

(1) G&A allocations are calculated based on the proportional amount of resident fee revenue (consolidated and under management) attributable to the segment or portfolio. G&A allocations presented herein exclude non-cash stock-based compensation expense and Transaction, Legal, and Organizational Restructuring Costs.

(2) Not included in consolidated reported amounts.

12

Capital Expenditures

BROOKDALE SENIOR LIVING

($ in 000s, except for community level capital expenditures, per average unit)		2025 1Q	2025 2Q	2025 3Q	2025 4Q	2025 Full Year	2026 1Q	2026 2Q	2Q26 vs 2Q25 B(W)	YTD 2Q26 vs YTD 2Q25 B(W)
Community level capital expenditures, including allocations (1)										
Senior Housing Owned Portfolio		$ 26,803	$ 32,810	$ 29,266	$ 36,220	$ 125,099	$ 30,992	$ 27,119	17.3%	2.5%
Senior Housing Leased Portfolio		9,783	6,822	4,165	(1,534)	19,236	9,072	3,894	42.9%	21.9%
Community level capital expenditures, net	(A)	36,586	39,632	33,431	34,686	144,335	40,064	31,013	21.7%	6.7%
Corporate capital expenditures		4,541	9,182	5,010	7,632	26,365	8,316	6,945	24.4%	(11.2)%
Non-Development Capital Expenditures, net (1)		**$41,127**	**$48,814**	**$38,441**	**$42,318**	**$ 170,700**	**$48,380**	**$37,958**	**22.2%**	**4.0%**
Property and casualty insurance proceeds		(1,415)	(2,072)	(204)	(184)	(3,875)	(140)	(667)	(67.8)%	(76.9)%
Non-Development capital expenditures, net of property and casualty insurance proceeds received (1)		**$39,712**	**$46,742**	**$38,237**	**$42,134**	**$ 166,825**	**$48,240**	**$37,291**	**20.2%**	**1.1%**
Capital Expenditures Reconciliation to Statements of Cash Flow										
Non-Development Capital Expenditures, net (1)		$ 41,127	$ 48,814	$ 38,441	$ 42,318	$ 170,700	$ 48,380	$ 37,958		
Lessor reimbursements: non-development capital expenditures		2,013	9,324	8,741	12,497	32,575	4,775	9,482		
Change in related payables		(1,332)	(3,675)	(5,594)	8,838	(1,763)	(6,679)	983		
Development Capital Expenditures, net		9	3	1	—	13	—	—		
Total cash paid for capital expenditures		**$41,817**	**$54,466**	**$41,589**	**$63,653**	**$ 201,525**	**$46,476**	**$48,423**	**11.1%**	**1.4%**
Senior Housing Total Average Units	(B)	50,840	50,812	50,012	45,526	49,297	43,637	42,820	(15.7)%	(14.9)%
Community level capital expenditures, net, per average unit	(A/B)	$ 720	$ 780	$ 668	$ 762	$ 2,928	$ 918	$ 724	7.2%	(9.6)%

(1) Amounts are presented net of lessor reimbursements.

13

Cash Facility Lease Payments

($ in 000s)	2025 1Q	2025 2Q	2025 3Q	2025 4Q	2025 Full Year	2026 1Q	2026 2Q	2Q26 vs 2Q25 B(W)	YTD 2Q26 vs YTD 2Q25 B(W)
Operating Lease Obligations									
Facility operating lease expense	$ 52,874	$ 52,653	$ 51,993	$ 42,743	$ 200,263	$ 43,981	$ 43,771		
Operating lease expense adjustment	3,853	4,846	4,685	965	14,349	720	1,040		
Cash facility operating lease payments	56,727	57,499	56,678	43,708	214,612	44,701	44,811	22.1%	21.6%
Financing Lease Obligations									
Interest expense: financing lease obligations	5,600	1,750	1,764	1,683	10,797	1,700	1,891		
Payment of financing lease obligations	289	297	304	305	1,195	296	302		
Cash financing lease payments	5,889	2,047	2,068	1,988	11,992	1,996	2,193	(7.1)%	47.2%
Total cash facility lease payments (1)	**$ 62,616**	**$ 59,546**	**$ 58,746**	**$ 45,696**	**$ 226,604**	**$ 46,697**	**$ 47,004**	**21.1%**	**23.3%**
Interest Expense Reconciliation to Income Statement									
Interest expense: financing lease obligations	$ 5,600	$ 1,750	$ 1,764	$ 1,683	$ 10,797	$ 1,700	$ 1,891	(8.1)%	51.1%
Interest income	(3,648)	(2,919)	(3,020)	(2,795)	(12,382)	(3,113)	(4,081)	39.8%	9.5%
Interest expense: debt	54,659	57,648	58,089	57,144	227,540	55,670	56,112	2.7%	0.5%
Interest expense, net	56,611	56,479	56,833	56,032	225,955	54,257	53,922	4.5%	4.3%
Amortization of deferred financing costs	3,630	3,712	3,747	3,686	14,775	3,483	3,005		
Change in fair value of derivatives	1,142	(29)	(26)	93	1,180	(1,301)	(2,688)		
Interest income	3,648	2,919	3,020	2,795	12,382	3,113	4,081		
Interest expense per income statement	**$ 65,031**	**$ 63,081**	**$ 63,574**	**$ 62,606**	**$ 254,292**	**$ 59,552**	**$ 58,320**	**7.5%**	**8.0%**

(1) Includes cash lease payments for leases of community support centers and information technology systems and equipment.

14

Capital Structure

BROOKDALE SENIOR LIVING

Total Liquidity
($ in millions)



$350
$352
$378
$369
$566
06/30/2025
09/30/2025
12/31/2025
03/31/2026
06/30/2026
Line of credit available to draw ($176 million as of June 30, 2026)
Cash and cash equivalents and marketable securities ($390 million as of June 30, 2026)

Leverage Ratio
($ in 000s)

Twelve Months Ended June 30, 2026		
Cash facility operating lease payments (see page 14)		$ (189,898)
Adjusted EBITDA		469,744
Cash financing lease payments (see page 14)		(8,245)
Adjusted EBITDA after cash financing lease payments	(A)	$ 461,499
As of June 30, 2026		
Debt (net of $45.3 million in deferred financing costs) (8)		$ 4,272,618
Line of credit		23,000
Cash and cash equivalents		(370,388)
Marketable securities		(19,904)
Restricted cash held as collateral against existing debt		(8,116)
Net Debt	(B)	3,897,210
Operating and financing lease obligations (see page 19) (9)		1,169,523
Adjusted Net Debt		$ 5,066,733
Annualized Leverage	(B/A)	**8.4 x**

Debt Principal (1) *($ in millions)*	Fixed Rate Maturities	Variable Rate Maturities	Recurring Principal Payments	Total	Weighted Rate (2)
2026 (3)	$ 23	$ —	$ 33	$ 56	3.70 %
2027 (4)	237	—	46	283	4.52 %
2028 (5)	333	575	41	949	5.59 %
2029 (6)	714	78	35	827	4.30 %
2030	518	291	22	831	4.28 %
Thereafter	1,298	23	51	1,372	5.88 %
Total	**$ 3,123**	**$ 967**	**$ 228**	**$ 4,318**	**5.09 %**

As of June 30, 2026

	Weighted Rate
Fixed rate debt (7)	4.99 %
Variable rate debt	6.04 %
2026 Notes	2.00 %
2029 Notes	3.50 %
Total debt	5.09 %



Fixed rate debt (7) $2,924
68%
Variable rate debt with interest rate caps and swaps $1,001
23%
9%
Fixed rate convertible senior notes $393

(1) Amount excludes $45.3 million in deferred financing costs, net and the line of credit balance of $23.0 million.

(2) Reflects rates as of June 30, 2026.

(3) Fixed rate maturities are comprised of $23.3 million of 2.00% convertible senior notes ("2026 Notes").

(4) 2027 maturities as of June 30, 2026 were refinanced in July 2026.

(5) Variable rate maturities include $376.2 million of mortgage debt with extension options to 2030.

(6) Fixed rate maturities include $369.4 million of 3.50% convertible senior notes ("2029 Notes").

(7) Excludes convertible senior notes.

(8) Includes the carrying amount of debt of which 89.4%, or $3.9 billion, represented non-recourse property-level mortgage financings.

(9) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

15

16 Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/ expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, legal, cost reduction, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include non-cash impairment charges, operating lease expense adjustment, non-cash stock-based compensation expense, gain/loss on sale of communities, gain/loss on facility operating lease termination, and Transaction, Legal, and Organizational Restructuring Costs. Adjusted Free Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in prepaid insurance premiums financed with notes payable, changes in operating lease assets and liabilities for lease termination, cash paid/received for gain/loss on facility operating lease termination, and lessor capital expenditure reimbursements under operating leases; plus: property and casualty insurance proceeds; less: Non- Development Capital Expenditures and payment of financing lease obligations. Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus operating and financing lease obligations. Operating and financing lease obligations exclude operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA. Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue of the Company, less facility operating expense. Combined Segment Operating Income does not include general and administrative expense or depreciation and amortization. Community Labor Expense is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers' compensation. Development Capital Expenditures means capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months debt interest expense. Lease Coverage is calculated based on the Leased Portfolio Operating Income, excluding resident fee revenue and facility operating expense of previously leased communities acquired and communities disposed during such period, adjusted for an implied 5% management fee and capital expenditures at an annualized rate of $350/ unit, divided by the cash facility lease payments for both operating leases and financing leases, excluding cash lease payments for leases of previously leased communities acquired and of communities disposed, community support centers, information technology systems and equipment, vehicles, and other equipment. Leased Portfolio Operating Income is defined by the Company as resident fee revenue less facility operating expense for the Company’s Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt. NM means not meaningful. Non-Development Capital Expenditures is comprised of corporate and community- level capital expenditures, including those related to maintenance, renovations, upgrades, and other major building infrastructure projects for the Company’s communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities (i.e. Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements. Owned Portfolio Operating Income is defined by the Company as resident fee revenue less facility operating expense for the Company’s Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. Definitions

17 RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to seniors living outside of the Company's communities), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to seniors living outside of the Company's communities), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects operating results and data  of a consistent population of communities by excluding the impact of changes in the composition of the Company's portfolio of communities. The operating results exclude natural disaster expense and related insurance recoveries. The Company defines its same community portfolio as communities consolidated and operational for the full period in both comparison years. Consolidated communities excluded from the same community portfolio include communities acquired or disposed of since the beginning of the prior year, communities classified as assets held for sale, certain communities planned for disposition including through asset sales or lease terminations, certain communities that have undergone or are undergoing expansion, redevelopment, and repositioning projects, and certain communities that have experienced a casualty event that significantly impacts their operations. Same Community Operating Income is defined by the Company as resident fee revenue less facility operating expense (excluding natural disaster expense and related insurance recoveries) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expense or depreciation and amortization. Segment Operating Income is defined by the Company as segment revenue less segment facility operating expense. Segment Operating Income does not include general and administrative expense or depreciation and amortization. All Other Segment Operating Income consists primarily of the previously reported Management Services segment and excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there is no facility operating expense associated with the All Other category. See the Segment Information note to the Company’s consolidated financial statements for more information regarding the Company’s segments. Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned or managed communities. Senior Housing Operating Income is defined by the Company as segment revenue less segment facility operating expense for the Company’s Independent Living, Assisted Living and Memory Care, and CCRCs segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expense or depreciation and amortization. Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased or managed communities. Total Average Units represents the average number of units operated during the period. Transaction, Legal, and Organizational Restructuring Costs are general and administrative expenses. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity and stockholder relations advisory matters, and are primarily comprised of legal, finance, consulting, professional fees, and other third-party costs. Legal costs include charges associated with putative class action litigation. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. Definitions

Appendix: Non-GAAP Financial Measures

BROOKDALE SENIOR LIVING

This Supplemental Information contains the financial measures Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Adjusted Free Cash Flow, Net Debt, and Adjusted Net Debt (each as defined in the "Definitions" section), which are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company's performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt less current portion, or current portion of long-term debt. Investors are cautioned that amounts presented in accordance with the Company's definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations set forth in this Appendix of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP and to review the information under "Non-GAAP Financial Measure" in the Company's earnings release dated August 10, 2026 for additional information regarding the Company's use and the limitations of Adjusted EBITDA.

Adjusted EBITDA and Adjusted EBITDA after Cash Financing Lease Payments Reconciliations

	2025					2026			Twelve Months Ended June 30,
($ in 000s)	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	YTD	2026
Net income (loss)	**$ (64,993)**	**$ (43,039)**	**$ (114,738)**	**$ (39,976)**	**$ (262,746)**	**$ (6,904)**	**$ 23,257**	**$ 16,353**	**$ (138,361)**
Provision (benefit) for income taxes	(676)	(271)	167	(1,171)	(1,951)	(429)	5,526	5,097	4,093
Loss (gain) on debt modification and extinguishment, net	35,220	115	326	4,426	40,087	2,786	2,934	5,720	10,472
Other non-operating (income) loss	(1,358)	(2,060)	(144)	(240)	(3,802)	(115)	(708)	(823)	(1,207)
Interest expense	65,031	63,081	63,574	62,606	254,292	59,552	58,320	117,872	244,052
Interest income	(3,648)	(2,919)	(3,020)	(2,795)	(12,382)	(3,113)	(4,081)	(7,194)	(13,009)
Income (loss) from operations	29,576	14,907	(53,835)	22,850	13,498	51,777	85,248	137,025	106,040
Depreciation and amortization	90,976	92,853	94,792	76,906	355,527	73,463	71,109	144,572	316,270
Asset impairment	1,787	577	62,696	6,289	71,349	6,115	3,900	10,015	79,000
Loss (gain) on sale of communities, net	—	(43)	(139)	(2,186)	(2,368)	(4,034)	(45,391)	(49,425)	(51,750)
Loss (gain) on facility operating lease termination, net	—	—	4,480	(341)	4,139	—	—	—	4,139
Operating lease expense adjustment	(3,853)	(4,846)	(4,685)	(965)	(14,349)	(720)	(1,040)	(1,760)	(7,410)
Non-cash stock-based compensation expense	3,979	3,089	2,633	2,236	11,937	3,680	3,721	7,401	12,270
Transaction, Legal, and Organizational Restructuring Costs	1,674	10,513	5,129	770	18,086	771	4,515	5,286	11,185
Adjusted EBITDA	**$ 124,139**	**$ 117,050**	**$ 111,071**	**$ 105,559**	**$ 457,819**	**$ 131,052**	**$ 122,062**	**$ 253,114**	**$ 469,744**
Interest expense: financing lease obligations	(5,600)	(1,750)	(1,764)	(1,683)	(10,797)	(1,700)	(1,891)	(3,591)	(7,038)
Payment of financing lease obligations	(289)	(297)	(304)	(305)	(1,195)	(296)	(302)	(598)	(1,207)
Adjusted EBITDA after cash financing lease payments	**$ 118,250**	**$ 115,003**	**$ 109,003**	**$ 103,571**	**$ 445,827**	**$ 129,056**	**$ 119,869**	**$ 248,925**	**$ 461,499**

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19 Net Debt and Adjusted Net Debt Reconciliations Appendix: Non-GAAP Financial Measures (continued) ($ in 000s) As of June 30, 2026 Long-term debt (including current portion) $ 4,272,618 Line of credit 23,000 Cash and cash equivalents (370,388) Marketable securities (19,904) Cash held as collateral against existing debt (8,116) Net Debt 3,897,210 Operating and financing lease obligations 1,195,267 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA (25,744) Adjusted Net Debt $ 5,066,733 Operating and financing lease obligations $ 1,195,267 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA (25,744) Adjusted operating and financing lease obligations 1,169,523 Operating and financing lease obligations related to community support centers and information technology leases (4,260) Operating and financing lease obligations for Leased Portfolio $ 1,165,263

Appendix: Non-GAAP Financial Measures (continued)

BROOKDALE SENIOR LIVING

The Company believes that presentation of Adjusted Free Cash Flow as a liquidity measure is useful to investors because (i) it is one of the metrics used by the Company's management for budgeting and other planning purposes, to review the Company's historic and prospective sources of operating liquidity, and to review the Company's ability to service its outstanding indebtedness, pay dividends to stockholders, engage in share repurchases, and make capital expenditures, including development capital expenditures; and (ii) it provides an indicator to management to determine if adjustments to current spending decisions are needed.

Adjusted Free Cash Flow has material limitations as a liquidity measure, including: (i) it does not represent cash available for dividends, share repurchases, or discretionary expenditures since certain non-discretionary expenditures, including mandatory debt principal payments, are not reflected in this measure; (ii) the cash portion of non-recurring charges related to gain/loss on facility lease termination generally represent charges/gains that may significantly affect the Company's liquidity; and (iii) the impact of timing of cash expenditures, including the timing of non-development capital expenditures, limits the usefulness of the measure for short-term comparisons.

Adjusted Free Cash Flow Reconciliation

	2025					2026		
($ in 000s)	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	YTD
Net cash provided by operating activities	**$ 23,402**	**$ 83,564**	**$ 76,525**	**$ 34,539**	**$ 218,030**	**$ 20,887**	**$ 91,915**	**$ 112,802**
Net cash provided by (used in) investing activities	(326,755)	(50,399)	(34,195)	(44,602)	(455,951)	(29,734)	37,600	7,866
Net cash provided by (used in) financing activities	239,669	(25,759)	(34,565)	21,744	201,089	(508)	(21,632)	(22,140)
Net increase (decrease) in cash, cash equivalents and restricted cash	$ (63,684)	$ 7,406	$ 7,765	$ 11,681	$ (36,832)	$ (9,355)	$ 107,883	$ 98,528
Net cash provided by operating activities	**$ 23,402**	**$ 83,564**	**$ 76,525**	**$ 34,539**	**$ 218,030**	**$ 20,887**	**$ 91,915**	**$ 112,802**
Changes in prepaid insurance premiums financed with notes payable	22,392	(7,298)	(7,484)	(7,610)	—	20,199	(6,636)	13,563
Changes in operating lease assets and liabilities for lessor capital expenditure reimbursements	(2,013)	(9,319)	(8,706)	(12,149)	(32,187)	(4,775)	(9,481)	(14,256)
Changes in operating lease assets and liabilities for lease termination	—	—	—	5,000	5,000	—	—	—
Non-development capital expenditures, net	(41,127)	(48,814)	(38,441)	(42,318)	(170,700)	(48,380)	(37,958)	(86,338)
Property and casualty insurance proceeds	1,415	2,072	204	184	3,875	140	667	807
Payment of financing lease obligations	(289)	(297)	(304)	(305)	(1,195)	(296)	(302)	(598)
Adjusted Free Cash Flow	**$ 3,780**	**$ 19,908**	**$ 21,794**	**$(22,659)**	**$ 22,823**	**$(12,225)**	**$ 38,205**	**$ 25,980**

Brookdale Senior Living Inc.
105 Westwood Place
Brentwood, TN 37027
(615) 221-2250
brookdale.com

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